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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported) April 9, 2008

                               AmericasBank Corp.
                               ------------------
             (Exact name of registrant as specified in its charter)

         Maryland                        000-22925            52-2090433
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(State or other jurisdiction of         (Commission          (IRS Employer
 incorporation or organization)         File Number)         Identification No.)


500 York Road, Towson, Maryland                                   21204
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(Address of principal executive offices)                        (Zip Code)


                                 (410) 823-0500
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              (Registrant's telephone number, including area code)

                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 5.02     DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS;
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              APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF
              -------------------------------------------------------------
              CERTAIN OFFICERS
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     (b)    On April 9, 2008, Mark D. Noar, M.D., Richard C. Faint, Jr.,
            Nicholas J. Belitsos, M.D. and Graylin E. Smith advised the Board of Directors that they will retire as directors of AmericasBank Corp. and AmericasBank effective at AmericasBank Corp.'s Annual Meeting of Stockholders on May 21, 2008.

     (d) On April 9, 2008, Shivan Govindan was appointed by the Board of Directors of AmericasBank Corp. and AmericasBank to serve on their respective boards, effective immediately. Mr. Govindan is the Managing Director of Resource Financial Institutions Group, Inc. ("RFIG"), Resource America, Inc.'s wholly owned general partner of a series of private equity funds that invest in financial institutions. He has served in this capacity since 2005. Mr. Govindan is also currently Managing Director of Resource Financial Fund Management, Inc., a position he has held since 2004. Since 2004, Mr. Govindan has also served as Managing Director and Portfolio Manager of Trapeza Capital Management, LLC, which manages trust preferred securities and other debt issued by financial institutions. Prior to joining Resource America, from 2000 to 2004, Mr. Govindan was Principal of Beehive Ventures, LLC, an early stage private equity firm that invests in companies providing products and services to the financial services industry. Mr. Govindan originated investments, served on portfolio company boards and helped portfolio companies raise funds. Prior to that, he served as Director of Corporate Development for IQ Financial Systems, Inc., a DB Ventures portfolio company that was sold to Misys. Mr. Govindan serves as director of First NBC Bank and its holding company, First NBC Bank Holding Company, where he also serves on the Audit and Merger and Acquisition Committees. Mr. Govindan is also on the Board of Managers of Prompt Payment, LLC, a specialty finance company in Philadelphia, Pennsylvania. Mr. Govindan graduated with a B.A., cum laude, from the University of Pennsylvania in 1995.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  April 11, 2008                    AmericasBank Corp.
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                                         (Registrant)


                                         By: /s/ A. Gary Rever
                                             ----------------------------------
                                             A. Gary Rever
                                             Executive Vice President and
                                             Chief Financial Officer